[GRAPHIC Calculator--New York Stock Exchange Paper]

----------------------------------------
COLONIAL INCOME FUND   Semiannual report
----------------------------------------

June 30, 1998

                          --------------------------------
                          | Not FDIC | May Lose Value    |
                          | Insured  | No Bank Guarantee |
                          --------------------------------

                        Colonial Income Fund Highlights
                        January 1, 1998 - June 30, 1998

Investment Objective: Colonial Income Fund seeks as high a level of current income and total return, as is consistent with prudent risk, by investing primarily in corporate debt securities.

The Fund is Designed to Offer:

   [checkmark] High monthly income

   [checkmark] Opportunity for growth over time

   [checkmark] A portfolio of quality bonds

Portfolio Manager Commentary: "The already favorable conditions in the bond market continued during the first six months of this year. Against this backdrop, the Fund found value in solid, investment-grade holdings and out-of-favor securities with strong total return potential. As a result, the Fund delivered above-average total return performance." -- Richard Stevens


                        Colonial Income Fund Performance

--------------------------------------------------------------------------------
                                                 Class A    Class B     Class C
Inception dates                                  12/1/69    5/15/92      8/1/97
--------------------------------------------------------------------------------
Six-month distributions declared per share        $0.222     $0.197      $0.202
--------------------------------------------------------------------------------
SEC yields on 6/30/98(1)                            5.63%      5.15%       5.30%
--------------------------------------------------------------------------------
Six-month total returns, assuming                   4.08%      3.69%       3.77%(2)
reinvestment of all distributions and
no sales charge or contingent
deferred sales charge (CDSC)
--------------------------------------------------------------------------------
Net asset value per share on 6/30/98               $6.54      $6.54       $6.54
--------------------------------------------------------------------------------

Portfolio Structure(3)                           Quality Breakdown(3)
(as of 6/30/98)                                  (as of 6/30/98)
1. Corporate Bonds ..........65.3%               AAA...................  29.9%
2. U.S. Government Bonds.....19.9%               AA....................   2.4%
3. Foreign Government Bonds.. 8.2%               A.....................   2.3%
4. Net Cash & Other.......... 4.8%               BBB...................  47.4%
5. Preferred Stocks.......... 1.8%               BB and Below..........  16.3%
                                                 Equity, Pfd & Warrants   1.7%


(1) The 30-day SEC yields on 6/30/98 reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price at the end of the period. If the Distributor had not waived certain Fund expenses, the SEC yield for Class C shares would have been 5.14%.

(2) Performance results reflect any voluntary waiver of Fund expenses by the Distributor. Absent this waiver, performance results would have been lower.

(3) Portfolio structure and quality breakdown are calculated as a percentage of total net assets. Because the Fund is actively managed, there can be no assurance that the Fund will continue to maintain this portfolio structure and quality breakdown in the future.

                              President's Message
                              To Fund Shareholders

                                                       [PHOTO STEPHEN E. GIBSON]

In June 1998, Harold Cogger retired as president of Colonial Income Fund. I would like to take this opportunity to thank him for his guidance over the past few years and wish him well. As the new president of the Fund, I am pleased to present the semiannual report for Colonial Income Fund for the six-month period ended June 30, 1998.

The favorable climate for domestic bonds in the last half of 1997 carried into the first six months of 1998. The U.S. economy continues to grow, but at a slower pace. As interest rates have fallen, bond prices have continued their upward trend. Volatility in the world's stock markets -- triggered by economic concerns over Asia -- led more investors into the U.S. bond market, driving prices up further.

As a fund that is able to diversify its assets among a variety of investment-grade securities, Colonial Income Fund continues to be an attractive choice for fixed-income investors seeking a high level of current income and total return.

The following portfolio management report expands on these issues, provides details on the Fund's strategies and performance, and offers some insight into the investment period ahead.

Thank you for choosing Colonial Income Fund and for giving us the opportunity to serve your investment needs.

Respectfully,

/s/ Stephen E. Gibson

Stephen E. Gibson
President
August 11, 1998


Because economic and market conditions change frequently, there can be no assurance that the trends described above or on the following pages will continue.

                          Portfolio Management Report

Richard Stevens is portfolio manager of Colonial Income Fund and is vice president of Colonial Management Associates, Inc.

Fund drew on strength of the bond market

During the first half of 1998, the U.S. economy continued a healthy trend of slow but steady economic growth and low inflation. In addition, interest rates dropped. As a result, conditions in the bond market remained favorable throughout the period, attracting both foreign and domestic investors seeking to avoid exposure to economically troubled Asia.

The Fund took full advantage of the opportunities available in this environment. Strong performance placed the Fund in the 14th percentile of its peer group. The six-month total return for the period ending June 30, 1998, for Class A shares was 4.08%, based on net asset value. The Fund outperformed its Lipper group average, which posted a total return of 3.60% for the same period.(1)

Finding value in the corporate market

Prevailing economic conditions during the period, along with the accompanying "flight to quality," made it an excellent time to own bonds, particularly investment quality corporate bonds. The Fund continued to invest primarily in investment-grade corporate bonds, including those of some of the nation's largest and well-known companies such as Discover Credit and Continental Cable, 2.3% and 2.9% of the Fund's net assets, respectively.

In pursuing its objective, the Fund seeks bonds of solid companies with earnings growth potential. In addition, we work diligently to find bonds that we believe are undervalued. Current examples include News Corp. and Bell Cable Media, which comprise 2.8% and 1.8% of the Fund's net assets, respectively. News Corp. is currently reaping the rewards of its decision to provide financial backing for the movie Titanic and is enjoying renewed strength after spinning off its less profitable TV Guide operations. As a result, the Fund benefited from owning this issue. Bell Cable Media also helped the Fund's performance. It was purchased by higher-rated Cable and Wireless which in turn resulted in increased credit quality and price for Bell Cable Media.

Diversification helped enhance total return

As part of our ongoing effort to increase shareholder value, we continually analyze both existing portfolio holdings and new bond issues across all sectors. In addition to our solid core position of investment-grade corporate bonds, we also invest in U.S. Treasury securities, high-yield bonds and, to a lesser extent, non-dollar foreign government or corporate bonds. This diversification helps to enhance the total return potential of the Fund by providing access to additional sectors of the bond market. It also helps us to reduce the risk that poor performance in one sector could adversely affect the Fund.

Monitoring foreign markets for opportunities

Currently, we have no direct exposure to Asia in the portfolio and do not expect to purchase investments there in the near future. However, we will continue to monitor the Asian markets and other troubled markets, such as Brazil and Mexico, for undervalued opportunities and the potential for a turnaround in those economies.

On the European front, we are closely watching the January 1999 introduction of the Euro -- the new common currency for the European Economic Community. We will continue to look for opportunities in this blossoming market, particularly in the corporate bond market. We will carefully analyze credit issues and make purchases accordingly.

Outlook for a positive economic and market environment

As we enter the second half of 1998, we foresee a continuation of slow, steady economic growth and low inflation. In turn, we expect conditions to remain favorable in the bond markets during the remainder of the year. Concern over the Asian economies persists at this point and may continue throughout the rest of the year. As a result, we expect to hold our current balance of investment-grade corporate bonds, U.S. government securities and foreign bonds.



(1) Source: Lipper Analytical Services, Inc. Lipper rankings are based on the Lipper Intermediate Investment Grade Debt Funds category. For the period ended June 30, 1998, the Fund's Class A share ranking is in the first quartile for the six-month period (ranked 32 out of 233 funds), the first quartile for the one-year period (ranked 54 out of 212 funds), the first quartile for the three-year period (ranked 25 out of 159 funds), the first quartile for the five-year period (ranked 18 out of 97 funds) and the first quartile for the ten-year period (ranked 6 out of 24 funds).

               Colonial Income Fund's Investment Performance vs.
              the Lehman Brothers Government/Corporate Bond Index
               Change in Value of $10,000 from 6/30/88 - 6/30/98

[TABULAR REPRESENTATION OF MOUNTAIN CHART]

CIF Class A              NAV                   POP         Lehman Govt/Corporate
                                                               Bond Index
Jun 30, 88               10000               9525                10000
Sep 30, 88               10259               9771.699            10187
Dec 30, 88               10463.52            9966.507            10285
Mar 31, 89               10573.12            10070.9             10399
Jun 30, 89               11145.66            10616.24            11234
Sep 29, 89               11274.86            10739.31            11340
Dec 29, 89               11260.51            10725.63            11749
Mar 30, 90               11184.08            10652.84            11614
Jun 29, 90               11426.79            10884.02            12033
Sep 28, 90               11151.89            10622.17            12106
Dec 31, 90               11558.77            11009.72            12722
Mar 28, 91               12188.28            11609.33            13065
Jun 28, 91               12545.49            11949.58            13262
Sep 30, 91               13141.03            12516.83            14025
Dec 31, 91               13731.66            13079.41            14774
Mar 31, 92               13776.78            13122.39            14552
Jun 30, 92               14282.15            13603.75            15141
Sep 30, 92               14892.27            14184.88            15881
Dec 31, 92               14944.79            14234.92            15894
Mar 31, 93               15729.6             14982.44            16633
Jun 30, 93               16172.96            15404.74            17132
Sep 30, 93               16738.19            15943.13            17699
Dec 31, 93               16745.27            15949.87            17647
Mar 31, 94               16166.42            15398.52            17094
Jun 30, 94               15860.89            15107.5             16882
Sep 30, 94               15936.86            15179.86            16965
Dec 30, 94               16060.25            15297.39            17028
Mar 31, 95               16901.66            16098.83            17876
Jun 30, 95               18033.83            17177.23            19036
Sep 29, 95               18485.92            17607.84            19401
Dec 29, 95               19319.92            18402.23            20304
Mar 29, 96               18840.59            17945.66            19829
Jun 28, 96               18846.75            17951.53            19923
Sep 30, 96               19335.15            18416.73            20274
Dec 31, 96               20013.43            19062.79            20894
Mar 31, 97               19763.52            18824.75            20714
Jun 30, 97               20532.3             19557.02            21467
Sep 30, 97               21314.76            20302.31            22220
Dec 31, 97               21749.08            20716               22933
Mar 31, 98               22188.19            21134.25            23280
Jun 30, 98               22636.72            21561.47            23889


               Change in Value of $10,000 from 6/30/88 - 6/30/98
--------------------------------------------------------------------------------
        Class A                      Class B                    Class C
    NAV        POP                NAV      w/CDSC            NAV        w/CDSC
--------------------------------------------------------------------------------
 $22,637     $21,561           $21,636    $21,636          $22,513     $22,513
--------------------------------------------------------------------------------


                          Average Annual Total Returns
                                 As of 6/30/98
--------------------------------------------------------------------------------
                       Class A            Class B           Class C
Inception              12/1/69            5/15/92            8/1/97
                     NAV     POP        NAV   w/CDSC      NAV      w/CDSC
--------------------------------------------------------------------------------
1 year             10.25%    5.01%     9.43%   4.43%     9.65%     8.65%
--------------------------------------------------------------------------------
5 years             6.96     5.92      6.16    5.85      6.84      6.84
--------------------------------------------------------------------------------
10 years            8.51     7.99      8.02    8.02      8.45      8.45
--------------------------------------------------------------------------------

Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC). Public offering price (POP) returns include the maximum sales charges of 5.75% for Class A shares. The CDSC returns reflect the maximum charge of 5% for one year and 2% for five years for Class B shares, and 1% for one year for Class C shares.

Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Distributor. Absent these waivers or reimbursement arrangements, performance results would have been lower. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Class B and Class C share (newer class shares) performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These Class A share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class shares. Had the expense differential been reflected, the returns for periods prior to inception of the newer class shares would have been lower.

The Lehman Brothers Government/Corporate Bond Index is an unmanaged index that tracks the performance of a selection of U.S. government agency, Treasury and investment-grade corporate bonds. Unlike mutual funds, indexes are not investments, do not incur fees or expenses, are not professionally managed and it is not possible to invest in an index.

                              INVESTMENT PORTFOLIO
                     JUNE 30, 1998 (UNAUDITED, IN THOUSANDS)

BONDS & NOTES - 93.4%
--------------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - 64.4%               PAR          VALUE
--------------------------------------------------------------------------------
CONSTRUCTION - 3.5%
  Building Construction
  Centex Corp.,
                   7.375%    06/01/05                    $ 2,100        $ 2,176
  Pulte Corp.,
                   8.375%    08/15/04                      3,000          3,255
                                                                        --------
                                                                          5,431
                                                                        --------

--------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 9.2%
  Depository Institutions - 2.1%
  BankBoston Capital Trust I,
                   8.250%    12/15/26                      3,000          3,319
                                                                        --------

  Insurance Carriers - 2.3%
  Lumbermens Mutual Casualty Co.,
                   9.150%    07/01/26 (a)                  3,000          3,632
                                                                        --------

  Real Estate - 2.6%
  Centerpoint PPTS,
                   6.750%    04/01/05                      2,000          2,009
  Highwoods Realty L.P.,
                   7.000%    12/01/06                      2,000          2,032
                                                                        --------
                                                                          4,041
                                                                        --------

  Security Brokers & Dealers - 2.2%
  Lehman Brothers Holdings, Inc.,
                   8.500%    05/01/07                      3,000          3,410
                                                                        --------

--------------------------------------------------------------------------------
MANUFACTURING - 16.7%
  Chemicals & Allied Products - 1.7%
  Sterling Chemicals, Inc.,
                  11.750%    08/15/06                      1,000          1,000
  Texas Petrochemical Corp.,
                  11.125%    07/01/06                      1,500          1,628
                                                                        --------
                                                                          2,628
                                                                        --------

  Food & Kindred Products - 2.8%
  Stop & Shop Companies Corp.,
                   9.750%    02/01/02                      4,000          4,454
                                                                        --------

  Machinery & Computer Equipment - 1.4%
  IMO Industries, Inc.,
                  11.750%    05/01/06                        500            563

                       Investment Portfolio/June 30, 1998
--------------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - CONT.                PAR          VALUE
--------------------------------------------------------------------------------
MANUFACTURING - CONT.
  Machinery & Computer Equipment - Cont.
  Numatics, Inc.,
                   9.625%    04/01/08 (a)                $ 1,500        $ 1,515
                                                                        --------
                                                                          2,078
                                                                        --------

  Miscellaneous Manufacturing - 4.3%
  AEI Holding Co.,
                  10.000%    11/15/07 (a)                  1,000            998
  Alliance Laundry Systems,
                   9.625%    05/01/08 (a)                  1,000          1,009
  Tenneco, Inc.,
                   9.200%    11/15/12                      3,000          3,703
  Werner Holdings Co., Inc.,
                  10.000%    11/15/07                      1,000          1,040
                                                                        --------
                                                                          6,750
                                                                        --------

  Paper Products - 0.6%
  Riverwood International Corp.,
                  10.875%    04/01/08                      1,000          1,010
                                                                        --------

  Petroleum Refining - 3.2%
  USX Corp.,
                   9.625%    08/15/03                      3,000          3,391
  YPF Sociedad Anonima,
                   7.000%    10/26/02 (b)                  1,617          1,621
                                                                        --------
                                                                          5,012
                                                                        --------

  Primary Metal - 2.7%
  Algoma Steel, Inc.,
                  12.375%    07/15/05                      1,000          1,120
  Kaiser Aluminum & Chemical Corp.,
                  10.875%    10/15/06                      1,000          1,080
  WCI Steel Inc.,
                  10.000%    12/01/04                      1,000          1,030
  WHX Corp.,
                  10.500%    04/15/05                      1,000          1,015
                                                                        --------
                                                                          4,245
                                                                        --------

--------------------------------------------------------------------------------
MINING & ENERGY - 6.5%
  Metal Mining - 2.1%
  Noranda, Inc.,
                   8.125%    06/15/04                      3,000          3,216
                                                                        --------

  Oil & Gas Extraction - 4.4%
  HNG Internorth,
                   9.625%    03/15/06                      2,000          2,384
                                                                        --------

                       Investment Portfolio/June 30, 1998
--------------------------------------------------------------------------------

  Magnum Hunter Resources, Inc.,
                  10.000%    06/01/07                    $ 1,000        $ 1,025
  Occidental Petroleum Corp.,
                  11.125%    08/01/10                      2,500          3,418
                                                                        --------
                                                                          6,827
                                                                        --------

--------------------------------------------------------------------------------
RETAIL TRADE - 4.5%
  General Merchandise Stores - 2.2%
  Shopko Stores Inc.:
                   6.500%    08/15/03                      2,000          2,002
                   9.000%    11/15/04                      1,290          1,454
                                                                        --------
                                                                          3,456
                                                                        --------

  Miscellaneous Retail - 2.3%
  Discover Credit,
                   9.070%    03/16/12                      3,000          3,633
                                                                        --------

--------------------------------------------------------------------------------
SERVICES - 2.9%
  Amusement & Recreation - 0.7%
  Hollywood Casino Corp.,
                  12.750%    11/01/03                      1,000          1,108
                                                                        --------

  Business Services - 0.7%
  Unisys Corp.,
                  11.750%    10/15/04                      1,000          1,154
                                                                        --------

  Other Services - 1.5%
  Erac Usa Finance Co.,
                   9.125%    12/15/04 (a)                  2,000          2,278
                                                                        --------

--------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 21.1%
  Air Transportation - 3.2%
  Delta Air Lines, Inc.,
                  10.375%    02/01/11                      3,000          3,929
  U.S. Air, Inc.,
                  10.375%    03/01/13                      1,000          1,133
                                                                        --------
                                                                          5,062
                                                                        --------

  Broadcasting - 3.6%
  News America Holdings, Inc.,
                   8.000%    10/17/16                      4,000          4,434
  Sullivan Broadcasting, Inc.,
                  10.250%    12/15/05                      1,000          1,140
                                                                        --------
                                                                          5,574
                                                                        --------

                       Investment Portfolio/June 30, 1998
--------------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - CONT.               PAR           VALUE
--------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - CONT.
  Cable - 7.8%
  Comcast Cable Communications, Inc.,
                   8.375%    05/01/07                    $ 3,000        $ 3,364
  Continental Cablevision, Inc.,
                   8.875%    09/15/05                      4,000          4,585
  EchoStar Satellite Broadcasting Corp.,
  stepped coupon,
  (13.125% 03/15/00)   (c)   03/15/04                      1,000            920
  TCI Communications, Inc.,
                   8.650%    09/15/04                      3,000          3,362
                                                                        --------
                                                                         12,231
                                                                        --------

  Electric Services - 2.0%
  Commonwealth Edison Co.,
                   7.375%    01/15/04                      3,000          3,138
                                                                        --------

  Motor Freight & Warehousing - 0.5%
  Pierce Leahy Corp.,
                  11.125%    07/15/06                        650            735
                                                                        --------

  Sanitary Services - 0.7%
  Allied Waste Industries, Inc.,
  stepped coupon,
  (11.300% 06/01/02)   (c)   06/01/07                      1,500          1,099
                                                                        --------

  Telecommunication - 3.3%
  Adelphia Communications Corp.,
                   9.875%    03/01/07                      1,500          1,624
  Nextel Communications, Inc.,
  stepped coupon,
  (9.750% 10/31/02)    (c)   10/31/07                      1,500            975
  TCI Communications, Inc.,
                   9.800%    02/01/12                      2,000          2,591
                                                                        --------
                                                                          5,190
                                                                        --------
  TOTAL CORPORATE FIXED-INCOME
    BONDS & NOTES (cost of $99,000)                                     100,711
                                                                        --------

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 19.9%
--------------------------------------------------------------------------------
  Government Agencies - 1.0%

                           Maturities
                   Coupon    From/To
                   ------  ----------
  Federal National Mortgage Association:
                   9.000%   2019-2020                        803            854
                                                                        --------

                       Investment Portfolio/June 30, 1998
--------------------------------------------------------------------------------

                           Maturities
                   Coupon    From/To
                   ------  ----------
  Government National Mortgage Association:
                  10.000%   2017-2019                       $ 38           $ 42
                  10.500%   2016-2020                        256            286
                  11.500%    05/15/13                         56             64
                  12.500%   2010-2014                        199            231
                  13.000%    04/15/11                          6              7
                  14.000%    08/15/11                          5              6
                                                                        --------
                                                                            636
                                                                        --------

  Government Obligations - 18.9%
  U. S. Treasury Bonds:
                  10.750%    08/15/05                      7,000          9,108
                  11.625%    11/15/02 (d)                  7,100          8,751
                                                                        --------
                                                                         17,859
                                                                        --------

  U. S. Treasury Notes:
                   7.000%    07/15/06                      1,000          1,092
                  10.375%    11/15/12 (d)                  8,000         10,712
                                                                        --------
                                                                         11,804
                                                                        --------

  TOTAL U.S. GOVERNMENT &
    AGENCY OBLIGATIONS (cost of $31,093)                                 31,153
                                                                        --------

FOREIGN GOVERNMENT &
AGENCY OBLIGATIONS - 8.2%              CURRENCY
--------------------------------------------------------------------------------
  Hellenic Republic,
                   8.900%    03/21/04      GD            310,000          1,030
                                                                        --------
  Government of Sweden,
                  10.250%    05/05/03      SK             24,300          3,771
                                                                        --------
  United Kingdom Treasury:
                   9.000%    08/06/12      UK                800          1,741
                   9.500%    04/18/05      UK              1,575          3,111
                  10.000%    09/08/03      UK              1,630          3,152
                                                                        --------
                                                                          8,004
                                                                        --------

  TOTAL FOREIGN GOVERNMENT &
    AGENCY OBLIGATIONS (cost of $12,797)                                 12,805
                                                                        --------

CORPORATE CONVERTIBLE BONDS - 0.9%
--------------------------------------------------------------------------------
MINING & ENERGY
 Oil & Gas Extraction
 HS Resources, Inc.,
 (cost of $1,024)  9.250%    11/15/06                      1,500          1,515
                                                                        --------

  TOTAL BONDS & NOTES (cost of $143,914)                                146,184
                                                                        --------

                       Investment Portfolio/June 30, 1998
--------------------------------------------------------------------------------
PREFERRED STOCKS - 1.0%                                    SHARES        VALUE
--------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES
  Electric Services
  TU Electric Capital
  TOPRS, 8.25%  (cost of $1,643)                              64        $ 1,628
                                                                        --------

CONVERTIBLE PREFERRED STOCKS - 0.8%
--------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES
  Gas Services
  Enron Corp., 8.000%
  (cost of $1,250)                                            50          1,244
                                                                        --------

WARRANTS - 0.0%
--------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES
  Telecommunication
  American Telecasting, Inc. (cost of $30)(a)(e)               1          (f)
                                                                        --------

TOTAL INVESTMENTS - 95.2% (cost of $146,837)(g)                         149,056
                                                                        --------

SHORT TERM OBLIGATIONS - 3.6%                               PAR
--------------------------------------------------------------------------------
  Repurchase agreement with ABN AMRO Chicago Corp.,
  dated 6/30/98, due 07/01/98 at 6.100%, collateralized
  by U.S. Treasury notes and bill with various maturities
  to 2027, market value $5,741 (repurchase
  proceeds $5,620)                                       $ 5,619          5,619
                                                                        --------

FOWARD CURRENCY CONTRACTS - 0.0% (j)                                        (43)
--------------------------------------------------------------------------------

OTHER ASSETS AND LIABILITIES - 1.2%                                       1,844
--------------------------------------------------------------------------------

NET ASSETS - 100.0%                                                   $ 156,476
                                                                        --------

Investment Portfolio/June 30, 1998
--------------------------------------------------------------------------------
NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------
(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1998, the value of these securities amounted to $9,432 or 6.0% of net assets.
(b)  This is an Argentinean security. Par amount is stated in U.S. dollars.
(c) Currently zero coupon. Shown parenthetically is the interest rate to be paid and the date the Fund will begin accruing this rate.
(d) These securities, or a portion thereof, with a total market value of $15,446 are being used to collateralize the forward currency contracts shown below.
(e) Represents fair value as determined in good faith under the direction of the trustees.
(f)  Rounds to less than one.
(g)  Cost for federal income tax purposes is the same.
(h) As of June 30, 1998, the Fund had entered into the following forward currency exchange contracts:

                                                        Net Unrealized
Contracts        In Exchange       Settlement      Appreciation (Depreciation)
to Deliver          For               Date                 (U.S.$)
----------       -----------       ----------      ---------------------------
DK    9,970      US$   1,448       07/14/1998                (18)
US$   1,448      DK    9,970       07/14/1998                (32)
UK    4,820      US$   8,028       07/23/1998                 28
SK   34,100      US$   4,265       07/09/1998                 11
US$     638      SK    5,100       07/09/1998                (32)
                                                            ----
                                                             (43)
                                                            ----

Summary of Securities
    by Country                Currency          Value           % of Total
--------------------------------------------------------------------------------
United States                    $           $ 134,630              90.3
United Kingdom                  UK               8,004               5.4
Sweden                          SK               3,771               2.5
Argentina                                        1,621               1.1
Greek                           GD               1,030               0.7
                                             ---------             -----
                                             $ 149,056             100.0
                                             =========             =====

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.


See notes to financial statements.

                        STATEMENT OF ASSETS & LIABILITIES
                            JUNE 30, 1998 (UNAUDITED)

(in thousands except for per share amounts and footnotes)
ASSETS
Investments at value (cost $146,837)                                $ 149,056
Short-term obligations                                                  5,619
                                                                    ---------
                                                                      154,675
Cash held in foreign banks (cost $29)               $   28
Receivable for:
  Investments sold                                   5,801
  Interest                                           2,922
  Fund shares sold                                      81
  Dividends                                              1
Other                                                   14              8,847
                                                    -------         ---------
    Total Assets                                                      163,522
LIABILITIES
Payable for:
  Investments purchased                              5,965
  Distributions                                        863
  Fund shares repurchased                              162
Unrealized depreciation on forward
   currency contracts                                   43
Accrued:
  Deferred Trustees fees                                 2
Other                                                   11
                                                    ------
    Total Liabilities                                                   7,046
                                                                    ---------
NET ASSETS                                                          $ 156,476
                                                                    =========

Net asset value & redemption price per share -
Class A ($119,417/18,268)                                           $    6.54
                                                                    =========
Maximum offering price per share - Class A
($6.54/0.9525)                                                      $    6.87(a)
                                                                    =========
Net asset value & offering price per share -
Class B ($36,443/5,575)                                             $    6.54(b)
                                                                    =========
Net asset value & offering price per share -
Class C ($616/94)                                                   $    6.54(b)
                                                                    =========


COMPOSITION OF NET ASSETS
Capital paid in                                                     $ 168,807
Undistributed net investment income                                       293
Accumulated net realized loss                                         (14,799)
Net unrealized appreciation (depreciation) on:
  Investments                                                           2,219
  Foreign currency transactions                                           (44)
                                                                    ---------
                                                                    $ 156,476
                                                                    ---------

(a)  On sales of $50,000 or more the offering price is reduced.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1998
                                   (UNAUDITED)

(in thousands)
INVESTMENT INCOME
Interest                                                            $ 6,281
Dividends                                                                76
                                                                    -------
                                                                      6,357
EXPENSES
Management fee                                     $ 390
Service fee                                          195
Distribution fee - Class B                           135
Distribution fee - Class C                             1
Transfer agent                                       171
Bookkeeping fee                                       32
Trustees fee                                           8
Custodian fee                                          9
Audit fee                                             15
Legal fee                                              2
Registration fee                                      16
Reports to shareholders                                6
Other                                                  6                986
                                                   -----            -------
       Net Investment Income                                          5,371
                                                                    -------

NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized gain (loss) on:
 Investments                                       1,331
 Foreign currency transactions                       (57)
                                                   -----
      Net Realized Gain                                               1,274

Net unrealized depreciation
  during the period on:
 Investments                                        (630)
 Foreign currency transactions                       (65)
                                                   -----
     Net Unrealized Depreciation                                       (695)
                                                                    -------
          Net Gain                                                      579
                                                                    -------
Increase in Net Assets from Operations                              $ 5,950
                                                                    =======


See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                (Unaudited)
                                                 Six months
                                                    ended         Year ended
                                                   June 30        December 31
(in thousands)                                   -----------      -----------
INCREASE (DECREASE) IN NET ASSETS                   1998            1997(a)
Operations:
Net investment income                           $   5,371        $  10,727
Net realized gain                                   1,274            2,339
Net unrealized depreciation                          (695)            (299)
                                                ---------        ---------
    Net Increase from Operations                    5,950           12,767
Distributions:
From net investment income - Class A               (4,058)          (8,496)
From net investment income - Class B               (1,095)          (2,177)
From net investment income - Class C                  (12)              (3)
                                                ---------        ---------
                                                      785            2,091
                                                ---------        ---------
Fund Share Transactions:
Receipts for shares sold - Class A                  5,382            5,109
Value of distributions reinvested - Class A         1,785            4,458
Cost of shares repurchased - Class A               (8,689)         (20,501)
                                                ---------        ---------
                                                   (1,522)         (10,934)
                                                ---------        ---------
Receipts for shares sold - Class B                  3,579            6,652
Value of distributions reinvested - Class B           500            1,190
Cost of shares repurchased - Class B               (3,944)          (7,986)
                                                ---------        ---------
                                                      135             (144)
                                                ---------        ---------
Receipts for shares sold - Class C                    639              237
Value of distributions reinvested - Class C             6                3
Cost of shares repurchased - Class C                 (271)               -
                                                ---------        ---------
                                                      374              240
                                                ---------        ---------
Net Decrease from
   Fund Share Transactions                         (1,013)         (10,838)
                                                ---------        ---------
Total Decrease                                       (228)          (8,747)

NET ASSETS
Beginning of period                               156,704          165,451
                                                ---------        ---------
End of period (including
  undistributed net investment
  income of $293 and $171, respectively)        $ 156,476        $ 156,704
                                                =========        =========

(a) Class C shares were initially offered on August 1, 1997.
See notes to financial statements.

                   STATEMENT OF CHANGES IN NET ASSETS - CONT.

                                                   (Unaudited)
                                                   Six months
                                                      ended       Year ended
                                                     June 30      December 31
                                                    ----------    -----------
(in thousands)                                         1998         1997(a)
NUMBER OF FUND SHARES
Sold - Class A                                          824           800
Issued for distributions reinvested - Class A           273           697
Repurchased - Class A                                (1,328)       (3,217)
                                                     ------        ------
                                                       (231)       (1,720)
                                                     ------        ------
Sold - Class B                                          547         1,040
Issued for distributions reinvested - Class B            77           186
Repurchased - Class B                                  (603)       (1,249)
                                                     ------        ------
                                                         21           (23)
                                                     ------        ------
Sold - Class C                                           98            37
Issued for distributions reinvested - Class C             1           (b)
Repurchased - Class C                                   (42)            -
                                                     ------        ------
                                                         57            37
                                                     ------        ------


(a) Class C shares were initially offered on August 1, 1997.
(b) Rounds to less than one.
See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                            JUNE 30, 1998 (UNAUDITED)

NOTE 1.  INTERIM FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
In the opinion of management of Colonial Income Fund (the Fund), a series of Colonial Trust I, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Fund at June 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the six months then ended.

NOTE 2. ACCOUNTING POLICIES
--------------------------------------------------------------------------------
Organization: The Fund is a diversified portfolio of a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund's investment objective is to seek as high a level of current income and total return, as is consistent with prudent risk, by investing primarily in corporate debt securities. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares:
Class A, Class B and Class C. Class A shares are sold with a front-end sales charge and Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security valuation and transactions: Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

                   Notes to Financial Statements/June 30, 1998
--------------------------------------------------------------------------------

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

Determination of class net asset values and financial highlights: All income, expenses (other than the Class B and Class C distribution fees), realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the distribution fee applicable to Class B and Class C shares only.

Federal income taxes: Consistent with the Funds policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

Interest Income, debt discount and premium: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; market discount is not accreted. Premium is amortized against interest income with a corresponding decrease in the cost basis.

Distributions to shareholders: The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

Foreign currency transactions: Net realized and unrealized gains (losses) on foreign currency transactions includes the gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

                   Notes to Financial Statements/June 30, 1998
--------------------------------------------------------------------------------
NOTE 2. ACCOUNTING POLICIES - CONT.
--------------------------------------------------------------------------------

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized gains (losses) on investments.

Forward currency contracts: The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. All contracts are marked-to-market daily, resulting in unrealized gains or losses which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Funds portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

Other: Corporate actions are recorded on the ex-date. Interest income is recorded on the accrual basis.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 3.  FEES AND COMPENSATION PAID TO AFFILIATES
--------------------------------------------------------------------------------

Management fee: Colonial Management Associates, Inc. (the Adviser) is the investment Adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee equal to 0.50% annually of the Fund's average net assets.

Bookkeeping fee: The Adviser provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

Transfer agent: Colonial Investors Service Center, Inc. (the Transfer Agent), an affiliate of the Adviser, provides shareholder services for a monthly fee equal to 0.17% annually of the Fund's average net assets and receives reimbursement for certain out of pocket expenses.

                   Notes to Financial Statements/June 30, 1998
--------------------------------------------------------------------------------

Underwriting discounts, service and distribution fees: Liberty Funds Distributor, Inc., formerly Liberty Financial Investments, Inc., (the Distributor), a subsidiary of the Adviser, is the Fund's principal underwriter. For the six months ended June 30, 1998, the Fund has been advised that the Distributor retained net underwriting discounts of $5,138 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $51,820 on Class B share redemptions.

The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee equal to 0.25% annually of the Fund's net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% of the average net assets attributable to Class B shares and Class C shares. The Distributor has agreed to waive a portion of the Class C shares distribution fee so that it does not exceed 0.60% annually.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Other: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Funds Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Funds assets.

NOTE 4. PORTFOLIO INFORMATION
--------------------------------------------------------------------------------
Investment activity: During the six months ended June 30, 1998, purchases and sales of investments, other than short-term obligations, were $129,939,599, and $128,256,675, respectively, of which $27,007,611 and $28,517,534, respectively, were U.S. government securities.

Unrealized appreciation (depreciation) at June 30, 1998, based on cost of investments for both financial statements and federal income tax purposes was:

   Gross unrealized appreciation       $     3,073,559
   Gross unrealized depreciation              (854,261)
                                       ---------------
       Net unrealized appreciation     $     2,219,298
                                       ---------------

Capital loss carryforwards: At December 31, 1997, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

          Year of                        Capital loss
         expiration                      carryforward
         ----------                      ------------
            1998                           4,686,000
            1999                          10,466,000
            2002                           1,006,000
                                         -----------
                                         $16,158,000
                                         -----------

                   Notes to Financial Statements/June 30, 1998
--------------------------------------------------------------------------------
NOTE 4. PORTFOLIO INFORMATION - CONT.
--------------------------------------------------------------------------------

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

Other: There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 5. LINE OF CREDIT
--------------------------------------------------------------------------------
The Fund may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the six months ended June 30, 1998.

                              FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                  (Unaudited)
                                                            Six months ended June 30
                                                   -------------------------------------------
                                                                      1998
                                                   Class A           Class B          Class C
                                                   --------         --------          -------
Net asset value -
   Beginning of period                             $  6.500         $  6.500          $ 6.500
                                                   --------         --------          -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                 0.227            0.202            0.207(a)
Net realized and
unrealized gain (loss)                                0.035            0.035            0.035
                                                   --------         --------          -------
   Total from Investment
      Operations                                      0.262            0.237            0.242
                                                   --------         --------          -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net
   investment income                                 (0.222)          (0.197)          (0.202)
                                                   --------         --------          -------
Net asset value -
   End of period                                   $  6.540         $  6.540          $ 6.540
                                                   ========         ========          =======
Total return (b)                                       4.08%(c)         3.69%(c)         3.77%(c)
                                                   ========         ========          =======


RATIOS TO AVERAGE NET ASSETS
Expenses (d)(e)                                        1.09%            1.84%            1.69%(a)
Net investment income (d)(e)                           7.06%            6.31%            6.49%
Portfolio turnover                                       86%(c)           86%(c)           86%(c)
Net assets at end
of period (000)                                    $119,417         $ 36,443          $   616


(a) Net of fees waived by the Distributor which amounted to $0.005 per share and 0.15%.
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c)  Not annualized.
(d) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(e)  Annualized.

                           FINANCIAL HIGHLIGHTS - CONT

Selected data for a share of each class outstanding throughout each period are as follows:

                                                            Year ended December 31
                                                   -------------------------------------------
                                                                     1997
                                                   Class A         Class B          Class C(a)
                                                   -------------------------------------------
Net asset value -
   Beginning of period                             $  6.410        $  6.410         $ 6.530
                                                   --------        --------         -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                 0.439           0.391           0.171(b)
Net realized and
unrealized gain (loss)                                0.095           0.095          (0.032)(c)
                                                   --------        --------         -------
   Total from Investment
      Operations                                      0.534           0.486           0.139
                                                   --------        --------         -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net
   investment income                                 (0.444)         (0.396)         (0.169)
                                                   --------        --------         -------
Net asset value -
   End of period                                   $  6.500        $  6.500         $ 6.500
                                                   ========        ========         =======
Total return (d)                                       8.67%           7.87%           2.17%(e)
                                                   ========        ========         =======


RATIOS TO AVERAGE NET ASSETS
Expenses (f)                                           1.11%           1.86%           1.71(b)(g)
Net investment income (f)                              6.98%           6.23%           6.35(g)
Portfolio turnover                                      281%            281%            281%
Net assets at end
of period (000)                                    $120,336        $ 36,128           $ 240

(a) Class C shares were initially offered on August 1, 1997. Per share data reflects activity from that date.
(b) Net of fees waived by the Distributor which amounted to $0.004 per share and 0.15%.
(c) The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e)  Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(g)  Annualized.

                          FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:

                        Year ended December 31
--------------------------------------------------------------------
                1996                                 1995
    Class A            Class B           Class A            Class B
   --------            -------           --------            -------

   $  6.640            $ 6.640           $  5.950            $ 5.950
   --------            -------           --------            -------

      0.460              0.412              0.472              0.425

     (0.240)            (0.240)             0.698              0.698
   --------            -------           --------            -------

      0.220              0.172              1.170              1.123
   --------            -------           --------            -------


     (0.450)            (0.402)            (0.480)            (0.433)
   --------            -------           --------            -------

   $  6.410            $ 6.410           $  6.640            $ 6.640
   ========            =======           ========            =======
       3.59%              2.82%             20.30%             19.42%
   ========            =======           ========            =======



       1.10%              1.85%              1.09%              1.84%
       7.12%              6.37%              7.45%              6.70%
        253%               253%                85%                85%

   $129,681            $35,770           $143,834            $38,203

                          FINANCIAL HIGHLIGHTS - CONT.

                                                                       Year ended December 31
                                                     ----------------------------------------------------------
                                                                1994                            1993
                                                       Class A        Class B         Class A          Class B
                                                      --------        -------         --------         -------
Net asset value -
   Beginning of period                                $  6.720        $ 6.720         $  6.460         $ 6.460
                                                      --------        -------         --------         -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                    0.487          0.440            0.501           0.451
Net realized and
unrealized gain (loss)                                  (0.761)        (0.761)           0.261           0.261
                                                      --------        -------         --------         -------
   Total from Investment
      Operations                                        (0.274)        (0.321)           0.762           0.712
                                                      --------        -------         --------         -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net
   investment income                                    (0.496)        (0.449)          (0.502)         (0.452)
                                                      --------        -------         --------         -------
Net asset value -
   End of period                                      $  5.950        $ 5.950         $  6.720         $ 6.720
                                                      ========        =======         ========         =======
Total return (a)                                         (4.09%)        (4.82%)          12.05%          11.23%
                                                      ========        =======         ========         =======


RATIOS TO AVERAGE NET ASSETS
Expenses                                                  1.11%          1.86%            1.10%           1.85%
Net investment income                                     7.80%          7.05%            7.45%           6.70%
Portfolio turnover                                          16%            16%              46%             46%
Net assets at end
of period (000)                                       $129,560        $22,805         $155,543         $19,787


(a) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

                    IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial Income Fund is:
Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611

Colonial Income Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.


This report has been prepared for shareholders of Colonial Income Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund and the most recent copy of Liberty Funds Distributor's Performance Update.

                                    TRUSTEES

ROBERT J. BIRNBAUM
Consultant (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.; President, American Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis, & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER
Partner, Development Capital, L.L.C. (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board, Chief Executive Officer and Director, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

ROBERT L. SULLIVAN
Retired Partner, KPMG Peat Marwick LLP (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)


[LIBERTY LOGO]
L I B E R T Y
COLONIAL FUNDS * STEIN ROE ADVISOR FUNDS * NEWPORT FUNDS

Liberty Funds Distributor, Inc. (C) 1998
One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
Visit us at www.libertyfunds.com

                                                 IF-03/604F-0698  (8/98)  98/791